Exhibit 10.7(a)

                             SECOND AMENDMENT TO THE
                            WARRANTHOLDERS' AGREEMENT

                  This Second Amendment to the Warrantholders' Agreement (this "Amendment") is made as of this 3rd day of May, 1999, by and among Radio One, Inc., a Delaware corporation (the "Company"), Catherine L. Hughes, Alfred C. Liggins and Jerry A. Moore III (collectively, the "Management Stockholders"), the investors listed on the signature pages hereto as Series B Preferred Investors (the "Series B Preferred Investors"), and the investors listed on the signature pages hereto as Series A Preferred Investors (the "Series A Preferred Investors") (the Series B Preferred Investors and the Series A Preferred Investors being collectively referred to herein as the "Investors" and each individually as an "Investor," and the Investors and the Management Stockholders being collectively referred to herein as the "Securityholders" and each individually as a "Securityholder").

                               W I T N E S S E T H

         WHEREAS, the Company, Radio One Licenses, Inc., the Management Stockholders and the Investors are parties to a Warrantholders' Agreement, dated as of June 6, 1995, as amended by the First Amendment to the Warrantholders' Agreement dated as of May 19, 1997, and the Agreement and Plan of Warrant Recapitalization dated as of February 25, 1999 (as so amended, the "Warrantholders' Agreement");

         WHEREAS, the Company, the Management Stockholders and the Investors wish to further amend the Warrantholders' Agreement in order to facilitate the public offering and sale by the Company of shares of the Company's Common Stock contemplated by the Form S-1 Registration Statement filed on March 12, 1999, as subsequently amended (the "Common Stock Registration Statement"), and the public offering and sale by the Company of shares of the Company's Senior Cumulative Exchangeable Preferred Stock contemplated by the Form S-1 Registration Statement filed on March 19, 1999, as subsequently amended (the "Preferred Stock Registration Statement").

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree to amend the Warrantholders' Agreement as follows:

         1. Amendment to Section 9.12 of the Warrantholders' Agreement. Effective as of the Effective Time (as defined below), Section 9.12 of the Warrantholders' Agreement shall be amended by deleting the existing Section 9.12 in its entirety, and replacing it with the following:

                  "Section 9.12. Term. This Agreement shall remain in effect so long as any of the Investors hold Warrants or Registrable Securities; provided, however, that the provisions of Articles III, IV, V, VI, VII and VIII shall terminate upon the closing of a Qualified



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         Public  offering  by the  Company;  and,  provided,  further,  that the provisions of Articles VIII hereof shall, in any event, terminate on the tenth anniversary of the date hereof."

         2. Effectiveness of Amendment. For purposes hereof, the term "Effective Time" shall mean the first date on which both of the Common Stock Registration Statement and the Preferred Stock Registration Statement have been declared effective by the Securities and Exchange Commission.

         3. Documents Otherwise Unchanged. Except as provided herein, the Warrantholders' Agreement shall remain unchanged and in full force and effect.

         4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

         5. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and any respective successors and assigns.

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         IN WITNESS WHEREOF,  the parties have executed this Second Amendment to the Warrantholders' Agreement as of the date first above written.

                                   RADIO ONE, INC.

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------

                                   ---------------------------------------------
                                                 Catherine L. Hughes

                                   ---------------------------------------------
                                                 Alfred C. Liggins, III

                                   SYNCOM CAPITAL CORPORATION

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------

                                   ALTA SUBORDINATED DEBT PARTNERS III, L.P.

                                   By:      Alta Subordinated Debt Management
                                            Partners III, L.P.

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------

                                   BANCBOSTON INVESTMENTS INC.

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------

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                                   ALLIANCE ENTERPRISE CORPORATION

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------

                                   OPPORTUNITY CAPITAL CORPORATION

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------

                                   MEDALLION CAPITAL, INC.

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------

                                   TSG VENTURES, L.P.

                                   By: TSGVI Associates, Inc.
                                   Its: General Partner

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------

                                   FULCRUM VENTURE CAPITAL CORPORATION

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------


                                   ---------------------------------------------
                                                    Grant M. Wilson

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                                   ---------------------------------------------
                                                    Jerry A. Moore III




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